Trade receivables	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Trade receivables

8	Trade receivables
Trade receivables are amounts from customers for services performed in the ordinary course of business. Invoices are usually settled within 30 days from issuance, however some contracts may comprise long term payments.
Trade receivables are recognized initially at the transaction price unless they contain significant financing components when they are recognized at fair value. The Group holds the trade receivables to collect the contractual cash flows and, therefore, measures them at amortized cost using the effective interest method
Due to the maturity and nature of the trade receivables, their carrying amount is considered to be the same as their fair value.
Details about the Group’s impairment policies, exposure to credit risk, and foreign currency risk are provided in note 26.

	December 31, 2022	December 31, 2021
Trade receivables	43,084	41,972
Expected credit losses	(808)	(1,147)

Total trade receivables	42,276	40,825

Current	36,844	34,682
Non-current	5,432	6,143
The changes in expected credit losses for trade receivables are as follows:

	2022	2021
Opening balance on January 1	(1,147)	(649)
Addition, net	(852)	(887)
Addition from acquisition of subsidiaries	—	(100)
Write-off	1,114	429
Exchange differences	77	60

Closing balance on December 31	(808)	(1,147)

Details about the calculation of the expected credit losses are provided in note 26.2(a)(iii).
The trade receivables by maturity are distributed as follows:

	December 31, 2022	December 31, 2021
Current	39,188	38,456
Overdue:
From 1 to 30 days	2,087	1,251
From 31 to 60 days	454	847
From 61 to 90 days	359	439
From 91 to 120 days	295	113
From 121 to 300 days	701	866

Total	43,084	41,972